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                               SSBCITI FUNDS INC

                            The Humane Equity Fund

                             Prospectus Supplement

                                 July 30, 2002

   The Board of Directors of SSBCiti Funds Inc (the "Company") has voted to close The Humane Equity Fund (the "Fund"), the only existing investment portfolio of the Company, to new purchases effective at the close of business today. In addition, the Board has voted to liquidate the Fund and dissolve the Company pursuant to a Plan of Liquidation and Dissolution (the "Plan"), subject to stockholder approval of the Plan at a special meeting scheduled to be held on September 19, 2002 (the "Meeting"). The Board of Directors has fixed the close of business on August 7, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

   The Board of Directors and Salomon Brothers Asset Management Inc ("SBAM"), the Fund's adviser, carefully considered alternatives before determining to recommend liquidation of the Fund and dissolution of the Company. Ultimately, the Board of Directors and SBAM determined that, in light of current conditions, the Fund will not be able to grow to an economically viable size in the foreseeable future and that it is not in the best interests of the Fund's stockholders to continue operating the Fund with an investment portfolio of approximately $6.40 million as of July 22, 2002.

   The Prospectus is amended to remove information relating to the sale of Fund shares. Of course, you may still redeem shares of the Fund at any time.

   You are eligible to exchange your shares for the purchase of Class A shares of any Smith Barney open-end investment company (mutual fund) without the imposition of a sales charge. You should call the Fund about this option at 1-877-552-5420. For a limited period expiring 30 days after the liquidation of the Fund, you may apply the proceeds you receive upon liquidation towards the purchase of Class A shares of any Smith Barney open-end investment company (mutual fund) without the imposition of a sales charge. If you wish to exercise this privilege after receipt of your liquidation distribution, please call the Smith Barney shareholder service group at 1-800-451-2010.

FD 02607